Exhibit 99.2

SUPPLEMENTAL OPERATING and FINANCIAL DATA SECOND QUARTER 2020 Weatherly Court Medford, OR

SUPPLEMENTAL INFORMATION 2Q 2020 TABLE OF CONTENTS 2 FORWARD - LOOKING STATEMENTS This supplemental information contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995 . Statements that are not purely historical may be forward - looking . You can identify some of the forward - looking statements by their use of forward - looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words . Forward - looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position . A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward - looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital ; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators ; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships . For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward - looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 and in our publicly available filings with the Securities and Exchange Commission . We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward - looking statements, whether as a result of new information, future events or otherwise . NON - GAAP INFORMATION This supplemental information contains certain non - GAAP information including EBITDA re , adjusted EBITDA re , FFO, FFO excluding non - recurring items, FAD, FAD excluding non - recurring items, adjusted interest coverage ratio, and adjusted fixed charges coverage ratio . A reconciliation of this non - GAAP information is provided on pages 22 , 25 and 26 of this supplemental information, and additional information is available under the “Non - GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www . LTCreit . com . COMPANY Company Information & Leadership 3 INVESTMENTS Execution of Growth Strategy 4 Real Estate Activities Acquisitions and Loan Originations 5 Joint Ventures 6 De Novo Development/Expansions 7 Lease-Up and Lease-Up History 8-9 Capital Recycling 10 PORTFOLIO Portfolio Overview 11 Portfolio Metrics 12 Portfolio Diversification Geography, MSA, Age of Portfolio 13-14 Operators 15-16 Maturity 17 FINANCIAL Enterprise Value 18 Debt Metrics 19 Debt Maturity 20 Financial Data Summary 21-22 Income Statement Data 23 Consolidated Balance Sheets 24 Funds from Operations 25-26 GLOSSARY Glossary 27-28

SUPPLEMENTAL INFORMATION 2Q 2020 Wendy Simpson Chairman and Chief Executive Officer Pam Kessler Co - President, CFO and Secretary Clint Malin Co - President and Chief Investment Officer Cece Chikhale Executive Vice President, Chief Accounting Officer, and Treasurer Doug Korey Executive Vice President, Managing Director of Business Development Peter Lyew Vice President, Director of Taxes LEADERSHIP Gibson Satterwhite Senior Vice President, Asset Management Mandi Hogan Vice President, Marketing & Investor Relations 3 Founded in 1992 , LTC Properties, Inc . (NYSE : LTC) is a self - administered real estate investment trust (REIT) investing in seniors housing and health care properties primarily through sale - leaseback transactions, mortgage financing and structured finance solutions including preferred equity and mezzanine lending . LTC’s portfolio encompasses Skilled Nursing Facilities (SNF), Assisted Living Communities (ALF), Independent Living Communities (ILF), Memory Care Communities (MC) and combinations thereof . Our main objective is to build and grow a diversified portfolio that creates and sustains shareholder value while providing our stockholders current distribution income . To meet this objective, we seek properties operated by regional operators, ideally offering upside and portfolio diversification (geographic, operator, property type and investment vehicle) . For more information, visit www . LTCreit . com . LTC PROPERTIES, INC. 2829 Townsgate Road Suite 350 Westlake Village, CA 91361 805 - 981 - 8655 www.LTCreit.com TRANSFER AGENT American Stock Transfer and Trust Company 6201 15 th Avenue Brooklyn, NY 11219 866 - 708 - 5586 BOARD OF DIRECTORS Any opinions, estimates, or forecasts regarding LTC’s performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management. ANALYSTS 3 Wendy Simpson Chairman Boyd Hendrickson Lead Independent Director James Pieczynski Nominating & Corporate Governance Committee Chairman Devra Shapiro Audit Committee Chairman Timothy Triche, MD Compensation Committee Chairman Mike Bowden Vice President, Investments Connor Siversky Berenberg Capital Markets John Kim BMO Capital Markets Corp. Daniel Bernstein CapitalOne Aaron Hecht JMP Securities, LLC Jordan Sadler KeyBanc Capital Markets, Inc. Omotayo Okusanya Mizuho Securities USA LLC Mike Carroll RBC Capital Markets Corporation Richard Anderson SMBC Nikko Securities Todd Stender Wells Fargo Securities, LLC

SUPPLEMENTAL INFORMATION 2Q 2020 $9 $68 $44 $12 $112 $39 $22 $28 $17 $94 $109 $245 $185 $25 $414 $142 $103 $80 $81 $16 $0 $75 $150 $225 $300 $375 $450 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD 2020 Development/Expansions/Renovations Total LTC Investment $1.5 Billion in Total Investments Underwritten EXECUTION OF GROWTH STRATEGY 4 INVESTMENTS (excludes non - controlling partners’ contributions)

SUPPLEMENTAL INFORMATION 2Q 2020 STATED # OF PROPERTY # BEDS/ LOAN MATURITY FUNDED AT INTEREST PROPERTIES TYPE UNITS LOCATION TYPE DATE OPERATOR ORIGINATION ORIGINATION RATE 2019 6/20 2 SNF 205 beds East Lansing, MI (1) Mortgage Jan-2045 Prestige Healthcare 7,500$ 7,500$ 9.41% 2020 6/2 4 SNF 501 beds Various in MI (2) Mortgage Oct-2045 Prestige Healthcare 2,000$ 2,000$ 8.89% DATE (1) Commitments may include capital improvement or development allowances for approved projects but excludes incentive payments a nd contingent payments. For a comprehensive list of our commitments, see our Quarterly Report on Form 10 - Q. (2) We entered into a JV to purchase an existing operational 74 - unit ALF/MC community. The non - controlling partner contributed $919 of equity and we contributed $15,976 in cash. LTC’s economic interest in the real estate JV is approximately 95%. We account for the JV on a consolidated basis. See page 6 for joint venture contributions. (3) We acquired a 90 - bed post - acute skilled nursing center in Kansas City, MO. We also acquired a parcel of land and committed to d evelop a 90 - bed post - acute skilled nursing center in Independence, MO. (4) See page 7 for development activities. (5) Escalated by 2% in December 2019 and annually thereafter. (6) Capital improvement commitment is available to both properties for a total of $2,285. CONTRACTUAL # OF PROPERTY # BEDS/ DATE OF INITIAL PURCHASE PROPERTIES TYPE UNITS LOCATION OPERATOR CONSTRUCTION CASH YIELD PRICE 2019 1/31 1 ALF/MC 74 units Abingdon, VA English Meadows Senior Living 2015 7.40% 16,719$ (2) —$ 8/15 1 SNF (3) 90 beds Kansas City, MO Ignite Medical Resorts 2018 8.25% (5) 19,500 — 8/23 1 UDP (3)(4) 90 beds Independence, MO Ignite Medical Resorts 2019-2020 9.25% 2,622 14,752 12/31 1 ALF/MC 76 units Auburn Hills, MI Randall Residence 1995 7.40% 6,486 2,285 (6) 12/31 1 MC 80 units Sterling Heights, MI Randall Residence 1997 7.40% 12,514 — (6) 5 230 units / 180 beds 57,841$ 17,037$ 2020 1/10 1 SNF 140 beds Longview, TX HMG Healthcare 2014 8.50% 13,500$ —$ ADDITIONAL DATE COMMITMENT (1) LOAN ORIGINATIONS ACQUISITIONS (1) We funded additional loan proceeds of $7,500 under an existing mortgage loan. The incremental funding bears interest at 9.41% , f ixed for two years, and escalating annually by 2.25% thereafter. (2) We funded additional loan proceeds of $2,000 under an existing mortgage loan. The incremental funding bears interest at 8.89% , e scalating annually by 2.25% thereafter. REAL ESTATE ACTIVITIES – ACQUISITIONS AND LOAN ORIGINATIONS (DOLLAR AMOUNTS IN THOUSANDS) 5 INVESTMENTS

SUPPLEMENTAL INFORMATION 2Q 2020 REAL ESTATE ACTIVITIES – JOINT VENTURES (DOLLAR AMOUNTS IN THOUSANDS) 6 CONSOLIDATED JOINT VENTURES LTC LTC INVESTMENT PROPERTY # BEDS/ LTC FUNDED REMAINING YEAR LOCATION OPERATOR TYPE INVESTMENT PURPOSE UNITS LTC COMMITMENT TO DATE COMMITMENT 2017 Cedarburg, WI Tealwood Senior Living ALF/MC/ILF Owned Real Estate & Development 110 units 22,244$ 2,305$ 19,939$ 19,939$ —$ 2017 Spartanburg, SC ALG Senior ALF Owned Real Estate 87 units 11,660 1,241 10,419 10,419 — 197 units 33,904 3,546 30,358 30,358 — 2018 Medford, OR Fields Senior Living (1)(2) ALF Owned Real Estate & Development 78 units 18,108 1,081 17,027 16,786 (1) — 2018 Medford, OR Fields Senior Living (2) ILF Owned Real Estate 89 units 14,400 2,857 11,543 11,543 — 167 units 32,508 3,938 28,570 28,329 — 2019 Abingdon, VA English Meadows Senior Living ALF/MC Owned Real Estate 74 units 16,895 919 15,976 15,976 — 438 units 83,307$ 8,403$ 74,904$ 74,663$ —$ JOINT VENTURES INTEREST TOTAL NON-CONTROLLING CONTRIBUTIONCOMMITMENT INVESTMENTS (1) Certificate of occupancy was received on March 18, 2020, and license was received on May 29, 2020. Due to COVID - 19 pandemic, ope ning has been delayed and is currently expected to occur in Fall of 2020. This project was completed under budget. (2) Represents a single joint venture with ownership in two properties. Hamilton House Cedarburg, WI

SUPPLEMENTAL INFORMATION 2Q 2020 ESTIMATED CASH RENT CONTRACTUAL TOTAL TOTAL INCEPTION COMMITMENT # OF PROPERTY INITIAL CASH # BEDS/ INVESTMENT 2Q20 CAPITALIZED PROJECT BASIS REMAINING DATE YEAR LOCATION OPERATOR PROJECTS TYPE YIELD UNITS COMMITMENT (1) FUNDING 4Q20 (3) 2019 Independence, MO Ignite 1 SNF 9.25% 90 beds 17,374$ 3,394$ 195$ 10,163$ 7,406$ COMMITMENT (2) TO DATE INTEREST REAL ESTATE ACTIVITIES – DE NOVO DEVELOPMENT & RENOVATIONS (DOLLAR AMOUNTS IN THOUSANDS) (1) Includes purchase of land and development commitment. (2) Remaining Commitment is calculated as follows: “Investment Commitment” less “Total Project Basis” plus “Total Capitalized In ter est/Other.” (3) In August 2019, we acquired a parcel of land for $2,622 and committed to develop a 90 - bed post - acute skilled nursing center. 7 INVESTMENTS CONSTRUCTION IN PROGRESS (1) Commitment is secured by two properties in Michigan operated by Prestige Healthcare. Interest payment increases upon each fun din g. (2) Commitment is part of the total loan commitment secured by four properties in Michigan operated by Prestige Healthcare. Inte res t payment increases upon each funding. RENOVATIONS: MORTGAGE LOANS CONTRACTUAL TOTAL COMMITMENT PROJECT # OF PROPERTY INITIAL INVESTMENT 2Q20 FUNDED REMAINING YEAR TYPE LOCATION OPERATOR PROJECTS TYPE CASH YIELD TO DATE COMMITMENT — (1) 2016 Renovation East Lansing, MI Prestige Healthcare 2 SNF 9.41% 4,500$ 111$ 4,374$ 126$ — (2) 2018 Renovation Sterling Heights, MI Prestige Healthcare 1 SNF 8.66% 1,700 57 1,095 605 — (2) 2018 Renovation Grand Haven, MI Prestige Healthcare 1 SNF 9.41% 3,000 23 993 2,007 4 9,200$ 191$ 6,462$ 2,738$ INCEPTION DATE COMMITMENT FUNDING INTEREST ESTIMATED

SUPPLEMENTAL INFORMATION 2Q 2020 REAL ESTATE ACTIVITIES – LEASE - UP (DOLLAR AMOUNTS IN THOUSANDS) (1) Represents date of Certificate of Occupancy. (2) Total Investment includes land acquisition, closing costs and total development funding and excludes capitalized interest. (3) Certificate of occupancy was received in February 2019, however licensure was not received until April 2019. (4) Certificate of occupancy was received on March 18, 2020, and license was received on May 29, 2020. Due to COVID - 19 pandemic, ope ning has been delayed and is currently expected to occur in Fall of 2020. 8 DEVELOPMENT CONTRACTUAL DATE DATE OCCUPANCY AT COMMITMENT PROJECT # OF PROPERTY # BEDS/ INITIAL TOTAL ACQUIRED OPENED (1) 6/30/2020 YEAR TYPE LOCATION OPERATOR PROJECTS TYPE UNITS CASH YIELD INVESTMENT (2) Dec-2017 Feb-2019 (3) 33% 2017 Development Cedarburg, WI Tealwood 1 ALF/MC/ILF 110 units 7.50% 21,535$ May-2018 — (4) — (4) 2018 Development Medford, OR Fields Senior Living 1 ALF/MC 78 units 7.65% 17,881 2 188 units 39,416$ INVESTMENTS Weatherly Court Medford, OR

SUPPLEMENTAL INFORMATION 2Q 2020 # OF MONTHS PROPERTY PROJECT # BEDS/ DATE DATE DATE TO PROPERTY LOCATION OPERATOR TYPE TYPE UNITS ACQUIRED OPENED (1) STABILIZED STABILIZATION Highline Place Littleton, CO Anthem MC Development 60 units May-2012 Jul-2013 Sep-2013 2 Willowbrook Place - Kipling Littleton, CO Anthem MC Development 60 units Sep-2013 Aug-2014 Dec-2015 16 Chelsea Place Aurora, CO Anthem MC Development 48 units Sep-2013 Dec-2014 Mar-2016 15 Greenridge Place Westminster, CO Anthem MC Development 60 units Dec-2013 Feb-2015 Feb-2017 24 Harvester Place Burr Ridge, IL Anthem MC Development 66 units Oct-2014 Feb-2016 Feb-2018 24 Vineyard Place Murrieta, CA Anthem MC Development 66 units Sep-2015 Aug-2016 Aug-2018 24 Porter Place Tinley Park, IL Anthem MC Development 66 units May-2015 Jul-2016 Jul-2018 24 Emerald Place Glenview, IL Anthem MC Development 66 units Oct-2015 Dec-2017 Dec-2019 24 Grace Point Place (2) Oak Lawn, IL Anthem MC Development 66 units Oct-2016 Jun-2018 Jun-2020 24 Coldspring Transitional Care Center Cold Spring, KY Carespring SNF Development 143 beds Dec-2012 Nov-2014 Jun-2016 19 Boonespring Healthcare Center Union, KY Carespring SNF Development 143 beds Sep-2016 Feb-2019 Dec-2019 10 Hillside Heights Rehabilitation Suites Amarillo, TX Fundamental SNF Redevelopment 120 beds Oct-2011 Jul-2013 Aug-2013 1 Pavilion at Glacier Valley Slinger, WI Fundamental SNF Redevelopment 106 beds Feb-2015 Feb-2014 Feb-2016 24 Pavilion at Creekwood Mansfield, TX Fundamental SNF Acquisition 126 beds Feb-2016 Jul-2015 Feb-2017 12 Carmel Village Memory Care Clovis, CA Generations MC/ILF Acquisition 73 units Jun-2017 Sep-2016 Jun-2018 12 Carmel Village at Clovis Clovis, CA Generations ALF Acquisition 107 units Jun-2017 Nov-2014 Jun-2018 12 Mustang Creek Estates Frisco, TX Mustang Creek Mgmt ALF/MC Development 80 units Dec-2012 Oct-2014 Dec-2015 14 The Oxford Grand Wichita, KS Oxford Senior Living ALF/MC Development 77 units Oct-2012 Oct-2013 Sep-2014 11 Oxford Villa Wichita, KS Oxford Senior Living ILF Development 108 units May-2015 Nov-2016 Nov-2018 24 Oxford Kansas City Kansas City, MO Oxford Senior Living ALF/MC Acquisition 73 units Oct-2017 Aug-2017 Jun-2019 22 REAL ESTATE ACTIVITIES – LEASE - UP HISTORY (1) Represents date of Certificate of Occupancy. (2) Property meets the definition of stabilized by being open for 24 months but has not yet achieved the occupancy threshold requ ire ment of 90% for ALF. The occupancy at June 30, 2020 was 56%. 9 INVESTMENTS

SUPPLEMENTAL INFORMATION 2Q 2020 ($5) $15 $35 $55 $75 $95 $115 2000 2003 2006 2009 2012 2015 2018 YTD 2020 Sales Gain/(Loss) (1) Reflects total sales price. 10 Millions • Total Sales Price of $434.2 million • Total Gain of $183.6 million Since 2000: REAL ESTATE ACTIVITIES – CAPITAL RECYCLING On average, LTC has sold approximately $20.7 million (1) annually INVESTMENTS

SUPPLEMENTAL INFORMATION 2Q 2020 (1) Includes “cash rent,” “straight - line rent” and “amortization of lease incentives” and excludes real estate taxes reimbursement, straight - line rent write - off and rental income from properties sold during the twelve months ended June 30 , 2020 . (2) Includes “interest income from mortgage loans” and excludes interest income from mortgage loans that paid off during the twelve months ended June 30 , 2020 . (3) Includes a development project consisting of a 90 - bed SNF center in Missouri . (4) Includes three parcels of land held - for use and one behavioral health care hospital . PORTFOLIO OVERVIEW (DOLLAR AMOUNTS IN THOUSANDS) 11 29 Operators 27 States 180 Properties 1 Development project 3 Land parcels PORTFOLIO Gross Real Property 84.8% $1.4B Loans Receivable 15.2% $0.3B # OF % OF % OF PROPERTY TYPE PROPERTIES INVESTMENT REVENUES Skilled Nursing 72 802,474$ 47.1% 61,789$ 30,927$ 56.3% Assisted Living 107 880,343 51.6% 71,047 — 43.1% Under Development (3) — 10,163 0.6% — — — Other (4) 1 11,360 0.7% 968 — 0.6% Total 180 1,704,340$ 100.0% 133,804$ 30,927$ 100.0% INVESTMENT TWELVE MONTHS ENDED JUNE 30, 2020 INCOME (2) INTERESTGROSS INCOME (1) RENTAL

SUPPLEMENTAL INFORMATION 2Q 2020 PORTFOLIO METRICS (1) Information is from property level operator financial statements which are unaudited and have not been independently verified by LTC. (2) The coverage and occupancy levels at our properties will be adversely affected if COVID - 19 or another pandemic results in infect ions on a large scale at our properties, early resident move - outs, our operators delay accepting new residents due to quarantines, and/or potential occupants postpone moving to a senior housing facility. SAME PROPERTY PORTFOLIO STATISTICS (1)(2) STABILIZED PROPERTY PORTFOLIO (1)(2) 12 ASSISTED LIVING TOTAL PORTFOLIO PAYOR SOURCE SNF PORTFOLIO PAYOR SOURCE SKILLED NURSING 57.8% 58.4% 12.9% 12.5% 29.3% 29.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 4Q19 1Q20 Private Pay Medicare Medicaid 31.4% 30.0% 21.7% 21.7% 46.9% 48.3% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 4Q19 1Q20 Private Pay Medicare Medicaid 1.34 1.31 1.79 1.76 79.6% 79.7% 60.0% 70.0% 80.0% 90.0% 100.0% 0.00 0.50 1.00 1.50 2.00 4Q19 1Q20 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy (TRAILING TWELVE MONTHS THROUGH MARCH 31, 2020 AND DECEMBER 31, 2019) PORTFOLIO 1.18 1.17 1.40 1.39 85.8% 85.8% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 0.00 0.50 1.00 1.50 2.00 4Q19 1Q20 Occupancy % Normalized EBITDAR Normalized EBITDARM Occupancy Excluding Senior Lifestyle, normalized EBITDAR and EBITDARM coverage was 1.26 and 1.49, respectively and occupancy was 85.9%.

SUPPLEMENTAL INFORMATION 2Q 2020 PORTFOLIO DIVERSIFICATION – GEOGRAPHY (AS OF JUNE 30, 2020) States in which we have some of the highest concentration of properties are states with the highest projected increases in the 80+ population cohort over the next decade. Represents 10 states with the highest projected increases in the 80+ population cohort from year 2020 to year 2030 Source: The American Senior Housing Association, Winter 2018, Population Growth Forecast by State 13 PORTFOLIO CA WA ME NV WY IL AR LA WV ND NY OR AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO KY 4 17 1 1 2 3 1 2 4 2 1 5 6 17 5 2 7 7 4 8 4 13 7 5 1 22 2 5 10 1 1 1 1 2 2 1 1 1 2 MI 27 STATES * Behavioral health care hospital SNF (72) ALF (107) OTH * (1) UDP(1) Land (3)

SUPPLEMENTAL INFORMATION 2Q 2020 49.0% 19.0% 22.0% 7.5% 2.5% 0.0% 20.0% 40.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro- SA Cities not in MSA or Micro- SA 23 years 13 years 0 10 20 30 40 Skilled Nursing Assisted Living Years GROSS PORTFOLIO BY MSA (1) PORTFOLIO DIVERSIFICATION – GEOGRAPHY (AS OF JUNE 30, 2020, DOLLAR AMOUNTS IN THOUSANDS) (1) The MSA rank by population as of July 1, 2019, as estimated by the United States Census Bureau. Approximately 68% of our properties are in the top 100 MSAs. (1) Due to master leases with properties in 27 states, revenue by state is not available. (2) Includes one behavioral health care hospital and three parcels of land. 14 AVERAGE PORTFOLIO AGE (1) (1) As calculated from construction date or major renovation/expansion date . Includes owned portfolio and mortgage loans secured by 22 SNF properties in Michigan . # OF STATE (1) PROPS % SNF % ALF % UDP % % Michigan 24 279,821$ 16.4% 258,649$ 32.2% 20,229$ 2.3% —$ — 943$ 8.3% Texas 34 273,075 16.0% 202,605 25.2% 70,470 8.0% — — — — Wisconsin 11 149,403 8.8% 13,946 1.7% 135,457 15.4% — — — — Colorado 13 106,879 6.3% — — 106,879 12.1% — — — — California 7 104,687 6.1% 22,262 2.8% 82,425 9.3% — — — — Illinois 5 87,670 5.1% — — 87,670 10.0% — — — — Ohio 9 86,497 5.1% 54,000 6.7% 32,497 3.7% — — — — Florida 11 72,307 4.2% 32,865 4.1% 39,442 4.5% — — — — Kentucky 3 62,733 3.7% 48,520 6.1% 14,213 1.6% — — — — New Jersey 4 62,229 3.7% — — 62,229 7.1% — — — — All Others 59 419,039 24.6% 169,627 21.2% 228,832 26.0% 10,163 100.0% 10,417 91.7% Total 180 1,704,340$ 100.0% 802,474$ 100.0% 880,343$ 100.0% 10,163$ 100.0% 11,360$ 100.0% OTH (2) INVESTMENT GROSS PORTFOLIO

SUPPLEMENTAL INFORMATION 2Q 2020 PORTFOLIO DIVERSIFICATION – 29 OPERATORS (AS OF JUNE 30, 2020, DOLLAR AMOUNTS IN THOUSANDS) 15 Privately Held SNF/ALF/ILF Transitional Care 13 Properties 2 States Privately Held SNF/MC Hospitals & Other Rehab 84 Properties 10 States Privately Held SNF/ALF/ILF 25 Properties 5 States NYSE: GEN SNF/ALF Senior Living Nearly 400 Properties 25 States Privately Held ALF/ILF/MC/SNF 22 Properties 3 States (1) Represents annualized income for the month of June 2020 for leased properties, except for Anthem and Senior Lifestyle as noted below, and annualized interest income from mortgage loans outstanding as of June 30 , 2020 . (2) Given the uncertainties caused by COVID - 19 , Brookdale Senior Living Communities, Inc . (“Brookdale”) requested additional time to evaluate the exercise of its first 10 - year renewal options . We agreed to allow additional time and extended the lease maturity date by one year to December 31 , 2021 . In consideration for the one - year extension, Brookdale agreed to consolidate the previous four separate lease agreements into a single consolidated master lease effective July 1 , 2020 . This new master lease provides three renewal options consisting of a four - year renewal option, a five - year renewal option and a 10 - year renewal option . The notice period for the first renewal option is January 1 , 2021 to April 30 , 2021 . The economic terms of rent remain the same as the consolidated rent terms under the previous four separate lease agreements . In addition, we have extended a $ 4 , 000 capital commitment which is available through December 31 , 2021 at a 7 % yield . (3) Assumes monthly payments of $ 900 , the approximate amount of portfolio EBITDAR reported in June . An affiliate of Senior Lifestyle (“Senior Lifestyle”) was provided deferred rent in the amount of $ 394 in April . Against a monthly contractual rent amount of $ 1 , 520 , Senior Lifestyle paid $ 130 in May, $ 409 in June and $ 1 , 081 in July . As of June 30 , 2020 , the remaining outstanding balance of $ 2 , 755 is covered by a letter of credit and security deposit totaling $ 3 , 608 . During 2 Q 20 , we wrote off a total of $ 17 , 742 of straight - line rent receivable and lease incentives related to this master lease and will account for Senior Lifestyle on a cash basis effective July 2020 . We are evaluating our options for the portfolio which may include a combination of re - leasing and selling some or all of the properties . (4) Anthem is currently being accounted for on a cash basis . As a result of Anthem’s default under its master lease in 2017 , they are on a cash basis . We anticipate that Anthem will pay annual cash rent of $ 9 , 900 million through 2020 . However, the COVID - 19 pandemic may adversely impact Anthem’s operating cashflow and ability to pay rent . We receive regular financial performance updates from Anthem and continue to monitor Anthem’s performance obligations under the master lease agreement . Privately Held SNF/ALF/ILF Other Rehab 78 Properties 5 States Privately Held SNF/ALF 22 Properties 1 State NYSE: BKD ILF/ALF/MC Continuing Care 741 Properties 45 States Privately Held ALF/ILF/MC/SNF Short Term Stays 181 Properties 27 States Privately Held Exclusively MC 11 Properties 4 States PORTFOLIO # OF GROSS OPERATORS PROPS GAAP (1) % CASH % INVESTMENT % Prestige Healthcare 24 32,421$ 20.3% 26,534$ 17.3% 271,781$ 16.0% Senior Care Centers 11 14,603 9.0% 14,603 9.5% 138,109 8.1% Brookdale Senior Living 35 14,004 (2) 8.8% 14,004 (2) 9.1% 98,921 5.8% Senior Lifestyle Corporation 23 10,800 (3) 6.8% 10,800 (3) 7.0% 191,622 11.2% Anthem Memory Care 11 9,900 (4) 6.2% 9,900 (4) 6.5% 136,483 8.0% Carespring Health Care Management 4 11,194 7.0% 9,748 6.4% 102,520 6.0% Fundamental 7 8,418 5.3% 8,675 5.7% 75,795 4.5% Traditions Senior Management 7 8,276 5.2% 8,535 5.6% 71,742 4.2% Genesis Healthcare 6 8,154 5.1% 8,322 5.4% 50,004 2.9% Juniper Communities 5 6,663 4.2% 6,626 4.3% 81,988 4.8% All Others 47 35,426 22.1% 35,577 23.2% 485,375 28.5% 180 159,859$ 100.0% 153,324$ 100.0% 1,704,340$ 100.0% ANNUALIZED INCOME

SUPPLEMENTAL INFORMATION 2Q 2020 89% 11% ALF/MC SNF DEFERRED RENT BY PROPERTY TYPE ▪ Of the $930 2Q rent deferred, approximately 89% relates to ALF/MC and 11% relates to SNF. ▪ Of the $930 2Q rent deferred, we subsequently received the repayment of $277 in 2Q and an additional $70 in July. ▪ Of the $653 2Q rent deferred outstanding, $339 is backed by security deposits/letter of credits. PORTFOLIO DIVERSIFICATION – OPERATORS (DOLLAR AMOUNTS IN THOUSANDS) 16 PORTFOLIO OPERATOR UPDATE “We commend our operators for working tirelessly to provide care where it is needed the most, and have confidence that they will continue to meet this new normal with diligence, strength and grace . ” - Wendy Simpson COVID - 19 UPDATE 92% 99% 2Q rent collected 2Q deferred and delinquent rent covered by cash security deposits/letter of credit/guarantee * 90% covered by cash/letter of credit Our rent deferral agreements generally require the deferred rent to be paid within 6 to 24 months. LTC evaluated deferral requests with close attention to ongoing operations, rent coverage, corporate financial health and liquidity of the operator. See page 15 for detailed operator rent disclosures 2Q rent collected excluding Senior Lifestyle See page 15 for the Senior Lifestyle disclosure. 95%

SUPPLEMENTAL INFORMATION 2Q 2020 11.2% 0.5% 2.1% 3.2% 5.7% 10.3% 7.0% 40.5% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 19.5% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 2021 2022 2023 2024 2025 2026 2027 Thereafter Leases Loans (As a % of Total Annual Income) (1) PORTFOLIO MATURITY (AS OF JUNE 30, 2020, DOLLAR AMOUNTS IN THOUSANDS) 17 Near Term Lease Maturities: • Four in 2021 with an annualized GAAP rent totaling $18.0 million (2) • One in 2022 with an annualized GAAP rent totaling $0.8 million As of June 30, 2020, approximately 93% of owned properties are covered under master leases and approximately 95% of rental revenues come from master leases or cross - default leases. (1) Includes annualized GAAP rent for leased properties, except for Anthem and Senior Lifestyle, and annualized interest income from mortgage loans outstanding as of June 30 , 2020 . (2) Includes Brookdale . See page 15 for Brookdale disclosure . PORTFOLIO % OF % OF % OF YEAR TOTAL TOTAL TOTAL 2021 17,962$ (2) 14.0% — — 17,962$ 11.2% 2022 771 0.6% — — 771 0.5% 2023 3,332 2.6% — — 3,332 2.1% 2024 5,140 4.0% — — 5,140 3.2% 2025 9,096 7.0% — — 9,096 5.7% 2026 16,430 12.8% — — 16,430 10.3% 2027 11,262 8.8% — — 11,262 7.0% Thereafter 64,680 50.2% 31,186 100.0% 95,866 60.0% Total 128,673$ 100.0% 31,186$ 100.0% 159,859$ 100.0% GAAP INCOME (1) INCOME (1) INCOME (1) RENTAL INTEREST ANNUALIZED

SUPPLEMENTAL INFORMATION 2Q 2020 Common Stock 68.2% Total Debt 31.8% ENTERPRISE VALUE (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS AND NUMBER OF SH ARES) CAPITALIZATION (1) Represents outstanding balance of $600,300, net of debt issue costs of $735. (2) Closing price of our common stock as reported by the NYSE on June 30, 2020. (3) See page 22 for reconciliation of annualized adjusted EBITDA re . 18 FINANCIAL Bank borrowings - weighted average rate 2.2% 89,900$ Senior unsecured notes, net of debt issue costs - weighted average rate 4.4% (1) 599,565 Total debt - weighted average rate 4.1% 689,465 31.8% No. of shares Common stock 39,242,732 37.67$ 1,478,274 68.2% Total Market Value 1,478,274 2,167,739$ 100.0% Add: Non-controlling interest 8,411 Less: Cash and cash equivalents (50,370) 2,125,780$ Debt to Enterprise Value 32.4% Debt to Annualized Adjusted EBITDAre (3) 4.6x Net Debt to Annualized Adjusted EBITDAre (3) 4.3x JUNE 30, 2020 (2) CAPITALIZATION ENTERPRISE VALUE 6/30/20 DEBT EQUITY Closing Price TOTAL VALUE

SUPPLEMENTAL INFORMATION 2Q 2020 DEBT METRICS (DOLLAR AMOUNTS IN THOUSANDS) 19 LEVERAGE RATIOS COVERAGE RATIOS 4.3x 4.9x 4.5x 4.9x 4.3x 4.7x 4.4x 4.9x 0.0 2.0 4.0 6.0 8.0 Net Debt to Adjusted EBITDAre Adjusted EBITDAre/ Fixed Charges 2Q20 Annualized 2019 2018 2017 LINE OF CREDIT LIQUIDITY $89,900 $93,900 $112,000 $96,500 $510,100 $506,100 $488,000 $503,500 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2Q20 2019 2018 2017 Balance Available 37.4% 32.4% 37.2% 28.0% 35.2% 28.0% 37.6% 28.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Debt to Gross Asset Value Debt to Total Enterprise Value 2Q20 2019 2018 2017 FINANCIAL

SUPPLEMENTAL INFORMATION 2Q 2020 Senior Unsecured Notes 87.0% Unsecured Line of Credit 13.0% $0 $0 $89,900 $0 $0 $0 $0 $0 $0 $40,160 $47,160 $48,160 $49,160 $49,160 $49,500 $51,500 $54,500 $211,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2020 2021 2022 2023 2024 2025 2026 2027 Thereafter Unsecured Line Senior Unsecured Notes DEBT MATURITY (AS OF JUNE 30, 2020, DOLLAR AMOUNTS IN THOUSANDS) DEBT STRUCTURE (1) Reflects scheduled principal payments. (2) Includes debt issue costs which are excluded in the senior unsecured notes balance on our Consolidated Balance Sheets shown o n p age 24. 20 FINANCIAL UNSECURED SENIOR LINE OF UNSECURED % OF YEAR CREDIT NOTES (1) TOTAL TOTAL 2020 —$ 40,160$ 40,160$ 5.8% 2021 — 47,160 47,160 6.8% 2022 89,900 48,160 138,060 20.0% 2023 — 49,160 49,160 7.1% 2024 — 49,160 49,160 7.1% 2025 — 49,500 49,500 7.2% 2026 — 51,500 51,500 7.5% 2027 — 54,500 54,500 7.9% Thereafter — 211,000 211,000 30.6% Total 89,900$ 600,300$ (2) 690,200$ (2) 100.0%

SUPPLEMENTAL INFORMATION 2Q 2020 12/31/19 12/31/18 12/31/17 Gross real estate assets $ 1,704,340 $ 1,741,230 $ 1,666,842 $ 1,618,284 Net real estate investments $ 1,371,662 $ 1,390,915 $ 1,349,520 $ 1,309,996 Gross asset value $ 1,843,013 $ 1,864,705 $ 1,831,070 $ 1,774,024 Total debt (1) $ 689,465 $ 693,388 $ 645,029 $ 667,502 Total liabilities (1) $ 722,867 $ 728,783 $ 680,649 $ 706,922 Total equity $ 787,305 $ 785,426 $ 832,971 $ 758,648 6/30/20 FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS) (1) Includes outstanding gross bank borrowings and senior unsecured notes, net of debt issue costs. 21 (1) For leases and loans in place at June 30, 2020, assuming no renewals, modifications or replacements and no new investments are added to our portfolio. (2) Change from prior quarter relates to COVID - 19 deferred rent and repayments. See page 16 for disclosures. (3) Includes repayment of other deferred rent per the lease agreement. (4) Includes a one - time lease incentive write - off related to Senior Lifestyle. See page 15 for disclosure. COMPONENTS OF RENTAL INCOME (1) Decrease due to the sale of Preferred Care portfolio, partially offset by rent increases from acquisitions. (2) Decrease due to Senior Lifestyle straight - line rent receivable write - off and normal amortization. See page 15 for disclosure. (3) Represents $17,557 write - off of straight - line rent receivable and $185 write - off of lease incentives relating to Senior Lifestyle’s master lease as a result of Senior Lifestyle’s failure to pay full rent during 2Q20. See page 15 for disclosure. (4) Represents the write - off of straight - line rent receivable due to a lease termination and transition of two senior housing communities to a new operator. FINANCIAL NON - CASH REVENUE COMPONENTS Cash rent 33,380$ 33,186$ 66,455$ (1) 67,250$ Revenue related to real estate taxes reimbursed by the operator 4,111 3,910 8,333 8,245 Straight-line rent 634 (2) 1,275 1,473 (2) 2,513 Straight-line rent write-off (17,557) (3) — (17,557) (3) (1,926) (4) Amortization of lease incentives (293) (3) (94) (394) (3) (181) Total rental income 20,275$ 38,277$ 58,310$ 75,901$ THREE MONTHS ENDED JUNE 30,  2020 2019 SIX MONTHS ENDED JUNE 30,  2020 2019 2Q20 3Q20 (1) 4Q20 (1) 1Q21 (1) 2Q21 (1) 634$ (2)(3)(4) 216$ (2) (38)$ (2) (37)$ (2) (769)$ (2)(3) (293) (4) (104) (104) (104) (104) 1,555 1,564 1,491 1,442 1,437 1,896$ 1,676$ 1,349$ 1,301$ 564$ Straight-line rent Amortization of lease incentives Effective interest Net

SUPPLEMENTAL INFORMATION 2Q 2020 FINANCIAL DATA SUMMARY (DOLLAR AMOUNTS IN THOUSANDS) RECONCILIATION OF ANNUALIZED ADJUSTED EBITDA re AND FIXED CHARGES (1) In 4 Q 19 , we wrote down our investment in an unconsolidated joint venture (“JV”) to its estimated fair value as a result of the JV entering into a contract to sell the properties comprising the JV . In 2 Q 20 , the JV sold the properties and we incurred an additional loss of $ 620 . (2) Represents net write - off of $ 1 , 880 of straight - line rent and other receivables related to two properties in Overland Park and Wichita, KS . (3) Represents $ 17 , 557 write - off of straight - line rent receivable and $ 185 write - off of lease incentives relating to Senior Lifestyle’s master lease as a result of Senior Lifestyle’s failure to pay full rent during 2 Q 20 . See page 15 for disclosure . (4) Represents $ 2 , 111 gain from property insurance proceeds related to a property in Texas and $ 1 , 350 deferred rent repayment from an operator offset by $ 1 , 926 write - off of straight - line rent due to a lease termination and transition of two seniors housing communities to a new operator . (5) Represents net write - off of earn - out liabilities and the related lease incentives . (6) Given we do not have preferred stock, our fixed - charge coverage ratio and interest coverage ratio are the same . 22 FINANCIAL Net income 1,952$ 80,872$ 155,076$ 87,340$ Less: Gain on sale of real estate, net (189) (2,106) (70,682) (3,814) Add: Loss on unconsolidated joint ventures 620 (1) — — — Add: Impairment charges — 5,500 (1) — 1,880 (2) Add: Interest expense 7,546 30,582 30,196 29,949 Add: Depreciation and amortization 9,797 39,216 37,555 37,610 EBITDAre 19,726 154,064 152,145 152,965 Add/(less): Non-recurring one-time items 17,742 (3) (1,535) (4) (3,074) (5) (842) (5) Adjusted EBITDAre 37,468$ 152,529$ 149,071$ 152,123$ Interest expense 7,546$ 30,582$ 30,196$ 29,949$ Add: Capitalized interest 86 608 1,248 908 Fixed charges (6) 7,632$ 31,190$ 31,444$ 30,857$ Annualized Adjusted EBITDAre 149,872$ Annualized Fixed Charges 30,528$ Debt (net of debt issue costs) 689,465$ 693,388$ 645,029$ 667,502$ Net Debt (debt less cash) 639,095$ 689,144$ 642,373$ 662,289$ Debt to Adjusted EBITDAre 4.6x * 4.5x 4.3x 4.4x Net Debt to Adjusted EBITDAre 4.3x * 4.5x 4.3x 4.4x Adjusted EBITDAreto Fixed Charges 4.9x * 4.9x 4.7x 4.9x * Represents annualized 2Q20 results except for gain on sale of real estate, loss on unconsolidated joint ventures and non-recurring items. 12/31/2018 12/31/2017 12/31/2019 6/30/20 THREE MONTHS ENDED FOR THE YEAR ENDED

SUPPLEMENTAL INFORMATION 2Q 2020 INCOME STATEMENT DATA (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 23 FINANCIAL 2020 2019 2020 2019 Revenues Rental income 20,275$ 38,277$ 58,310$ 75,901$ Interest income from mortgage loans 7,820 7,351 15,597 14,662 Interest and other income 386 638 984 1,159 Total revenues 28,481 46,266 74,891 91,722 Expenses Interest expense 7,546 7,710 15,256 15,177 Depreciation and amortization 9,797 9,860 19,466 19,467 Provision for doubtful accounts — 84 1 167 Transaction costs 64 200 134 200 Property tax expense 4,111 3,910 8,334 8,296 General and administrative expenses 4,580 4,596 9,680 9,167 Total expenses 26,098 26,360 52,871 52,474 Other Operating Income Gain on sale of real estate, net 189 500 44,043 500 Operating Income 2,572 20,406 66,063 39,748 Loss on unconsolidated joint ventures (620) — (620) — Income from unconsolidated joint ventures — 128 231 1,213 Net Income 1,952 20,534 65,674 40,961 Income allocated to non-controlling interests (82) (88) (171) (169) Net income attributable to LTC Properties, Inc. 1,870 20,446 65,503 40,792 Income allocated to participating securities (97) (94) (278) (186) Net income available to common stockholders 1,773$ 20,352$ 65,225$ 40,606$ Earnings per common share: Basic $0.05 $0.51 $1.66 $1.03 Diluted $0.05 $0.51 $1.66 $1.02 Weighted average shares used to calculate earnings per common share: Basic 39,055 39,577 39,298 39,555 Diluted 39,137 39,769 39,380 39,747 Dividends declared and paid per common share $0.57 $0.57 $1.14 $1.14 (unaudited) (audited) THREE MONTHS ENDED JUNE 30, JUNE 30, SIX MONTHS ENDED

SUPPLEMENTAL INFORMATION 2Q 2020 CONSOLIDATED BALANCE SHEETS (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 24 FINANCIAL ASSETS Investments: Land $ 127,774 $ 126,703 Buildings and improvements   1,317,917   1,295,899 Accumulated depreciation and amortization   (330,098)   (312,642) Operating real estate property, net   1,115,593   1,109,960 Properties held-for-sale, net of accumulated depreciation: 2020—$0; 2019—$35,113   —   26,856 Real property investments, net   1,115,593   1,136,816 Mortgage loans receivable, net of loan loss reserve: 2020—$2,580; 2019—$2,560   256,069   254,099 Real estate investments, net   1,371,662   1,390,915 Notes receivable, net of loan loss reserve: 2020—$163; 2019—$181   16,093   17,927 Investments in unconsolidated joint ventures 1,023 19,003 Investments, net   1,388,778   1,427,845 Other assets: Cash and cash equivalents   50,370   4,244 Debt issue costs related to bank borrowings   1,766   2,164 Interest receivable   29,701   26,586 Straight-line rent receivable   29,619   45,703 Lease incentives 2,471 2,552 Prepaid expenses and other assets   7,467   5,115 Total assets $ 1,510,172 $ 1,514,209 LIABILITIES Bank borrowings $ 89,900 $ 93,900 Senior unsecured notes, net of debt issue costs: 2020—$735; 2019—$812   599,565   599,488 Accrued interest   4,587   4,983 Accrued expenses and other liabilities   28,815   30,412 Total liabilities   722,867   728,783 EQUITY Stockholders’ equity: Common stock: $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2020—39,243; 2019—39,752   392   398 Capital in excess of par value   849,326   867,346 Cumulative net income   1,358,985   1,293,482 Cumulative distributions   (1,429,809)   (1,384,283) Total LTC Properties, Inc. stockholders’ equity   778,894   776,943 Non-controlling interests   8,411   8,483 Total equity   787,305   785,426 Total liabilities and equity $ 1,510,172 $ 1,514,209 (unaudited) (audited) DECEMBER 31, 2019JUNE 30, 2020

SUPPLEMENTAL INFORMATION 2Q 2020 FUNDS FROM OPERATIONS (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) RECONCILIATION OF FFO AND FAD 25 (1) Represents $ 17 , 557 write - off of straight - line rent receivable and $ 185 write - off of lease incentives relating to Senior Lifestyle’s master lease as a result of Senior Lifestyle’s failure to pay full rent during 2 Q 20 . See page 15 for disclosure . (2) Represents $ 1 , 926 write - off of straight - line rent due to a lease termination and the properties were transitioned to another lease and $ 1 , 350 of deferred rent repayment from an operator . (3) Represents $ 1 , 926 write - off of straight - line rent due to a lease termination and the properties were transitioned to another lease . (4) Represents $ 1 , 350 deferred rent repayment from an operator . FINANCIAL 2020 2019 2020 2019 GAAP net income available to common stockholders 1,773$ 20,352$ 65,225$ 40,606$ Add: Depreciation and amortization 9,797 9,860 19,466 19,467 Less: Gain on sale of real estate, net (189) (500) (44,043) (500) Add: Loss on unconsolidated joint ventures 620 — 620 — NAREIT FFO attributable to common stockholders 12,001 29,712 41,268 59,573 Add: Non-recurring items 17,742 (1) — 17,742 (1) 576 (2) 29,743$ 29,712$ 59,010$ 60,149$ NAREIT FFO attributable to common stockholders 12,001$ 29,712$ 41,268$ 59,573$ Non-cash income: Less: Straight-line rental income (634) (1,275) (1,473) (2,513) Add: Amortization of lease costs 293 (1) 94 394 (1) 181 Add: Other non-cash contra revenue 17,557 (1) — 17,557 (1) 1,926 (3) Less: Effective interest income from mortgage loans (1,555) (1,418) (3,078) (2,833) Less: Deferred income from unconsolidated joint ventures — (6) — (13) Net non-cash income 15,661 (2,605) 13,400 (3,252) Non-cash expense: Add: Non-cash compensation charges 1,762 1,623 3,539 3,312 Less: Capitalized interest (86) (73) (277) (333) Net non-cash expense 1,676 1,550 3,262 2,979 Funds available for distribution (FAD) 29,338 28,657 57,930 59,300 Less: Non-recurring income — — — (1,350) (4) Funds available for distribution (FAD) excluding non-recurring income 29,338$ 28,657$ 57,930$ 57,950$ $0.31 $0.75 $1.05 $1.50NAREIT Diluted FFO attributable to common stockholders per share FFO attributable to common stockholders excluding non-recurring income THREE MONTHS ENDED SIX MONTHS ENDED JUNE 30, JUNE 30,

SUPPLEMENTAL INFORMATION 2Q 2020 FOR THE THREE MONTHS ENDED JUNE 30, FFO/FAD attributable to common stockholders 12,001$ 29,712$ 29,338$ 28,657$ Non-recurring one-time items 17,742 (1) — — — FFO/FAD attributable to common stockholders excluding non-recurring income 29,743 29,712 29,338 28,657 Effect of dilutive securities: Participating securities 97 94 97 94 Diluted FFO/FAD assuming conversion 29,840$ 29,806$ 29,435$ 28,751$ 39,055 39,577 39,055 39,577 Effect of dilutive securities: Stock options — 5 — 5 Performance-based stock units 82 187 82 187 Participating securities 172 165 172 165 Shares for diluted FFO/FAD per share 39,309 39,934 39,309 39,934 FOR THE SIX MONTHS ENDED JUNE 30, FFO/FAD attributable to common stockholders 41,268$ 59,573$ 57,930$ 59,300$ Non-recurring one-time items 17,742 (1) 576 (2) — (1,350) (3) FFO/FAD attributable to common stockholders excluding non-recurring income 59,010 60,149 57,930 57,950 Effect of dilutive securities: Participating securities — 186 - 186 Diluted FFO/FAD assuming conversion 59,010$ 60,335$ 57,930$ 58,136$ 39,298 39,555 39,298 39,555 Effect of dilutive securities: Stock options — 5 — 5 Performance based stock units 82 187 82 187 Participating securities — 161 — 161 Shares for diluted FFO/FAD per share 39,380 39,908 39,380 39,908 Shares for basic FFO/FAD per share 2020 2019 2019 Shares for basic FFO/FAD per share FFO FAD 2020 FFO FAD 2020 2019 2020 2019 FUNDS FROM OPERATIONS (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) RECONCILIATION OF FFO PER SHARE 26 FINANCIAL (1) Represents $ 17 , 557 write - off of straight - line rent receivable and $ 185 write - off of lease incentives relating to Senior Lifestyle’s master lease as a result of Senior Lifestyle’s failure to pay full rent during 2 Q 20 . (2) Represents $ 1 , 350 deferred rent repayment from an operator and $ 1 , 926 write - off of straight - line rent due to a lease termination and transition of two senior housing communities to a new operator . (3) Represents $ 1 , 350 deferred rent repayment from an operator .

SUPPLEMENTAL INFORMATION 2Q 2020 Assisted Living Communities (“ALF”) : The ALF portfolio consists of assisted living, independent living, and/or memory care properties . (See Independent Living and Memory Care) Assisted living properties are seniors housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide . Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication . The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs . Contractual Lease Rent : Rental revenue as defined by the lease agreement between us and the operator for the lease year . Earnings Before Interest, Tax, Depreciation and Amortization for Real Estate (“EBITDA re”) : As defined by the National Association of Real Estate Investment Trusts (“ NAREIT”), EBITDA re is calculated as net income (computed in accordance with GAAP) excluding (i) interest expense, (ii) income tax expense, (iii) real estate depreciation and amortization, (iv) impairment write - downs of depreciable real estate, (v) gains or losses on the sale of depreciable real estate, and (vi) adjustments for unconsolidated partnerships and joint ventures . Funds Available for Distribution (“FAD”) : FFO excluding the effects of straight - line rent, amortization of lease costs, effective interest income, deferred income from unconsolidated joint ventures, non - cash compensation charges, capitalized interest and non - cash interest charges . Funds From Operations (“FFO”) : A s defined by NAREIT, net income available to common stockholders (computed in accordance with U . S . GAAP) excluding gains or losses on the sale of real estate and impairment write - downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures . GAAP Lease Yield : GAAP rent divided by the sum of the purchase price and transaction costs . GAAP Rent : Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term . GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized . GAAP rent is commonly referred to as straight - line rental income . Gross Asset Value : The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company’s consolidated financial statements . Gross Investment : Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions . Gross Investment is commonly referred to as undepreciated book value . Independent Living Communities (“ILF”) : Seniors housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on - site security and emergency response programs . Many offer on - site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers . ILFs are also known as retirement communities or seniors apartments . Interest Income : Represents interest income from mortgage loans and other notes . Licensed Beds/Units : The number of beds and/or units that an operator is authorized to operate at seniors housing and long - term care properties . Licensed beds and/or units may differ from the number of beds and/or units in service at any given time . Memory Care Communities (“MC”) : Seniors housing properties offering specialized options for seniors with Alzheimer’s disease and other forms of dementia . These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities . These facilities have staff available 24 hours a day to respond to the unique needs of their residents . Metropolitan Statistical Areas (“MSA”) : Based on the U . S . Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A metro area contains a core urban area of 50 , 000 or more population . MSAs 1 to 31 have a population of 20 . 3 M – 2 . 1 M . MSAs 32 to 100 have a population of 2 . 1 M – 0 . 6 M . MSAs less than 100 have a population of 0 . 5 M – 55 K . Cities in a Micro - SA have a population of 216 K – 13 K . Cities not in a MSA has population of less than 100 K . Mezzanine : In certain circumstances, the Company strategically allocates a portion of its capital deployment toward mezzanine loans to grow relationships with operating companies that have not typically utilized sale leaseback financing as a component of their capital structure . Mezzanine financing sits between senior debt and common equity in the capital structure, and typically is used to finance development projects or value - add opportunities on existing operational properties . We seek market - based, risk - adjusted rates of return typically between 12 - 18 % with the loan term typically between four to eight years . Security for mezzanine loans can include all or a portion of the following credit enhancements ; secured second mortgage, pledge of equity interests and personal/corporate guarantees . Mezzanine loans can be recorded for GAAP purposes as either a loan or joint venture depending upon specifics of the loan terms and related credit enhancements . 27 GLOSSARY GLOSSARY

SUPPLEMENTAL INFORMATION 2Q 2020 Micropolitan Statistical Areas (“Micro - SA”) : Based on the U . S . Census Bureau, Micro - SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics . A micro area contains an urban core of at least 10 , 000 population . Mortgage Loan : Mortgage financing is provided on properties based on our established investment underwriting criteria and secured by a first mortgage . Subject to underwriting, additional credit enhancements may be required including, but not limited to, personal/corporate guarantees and debt service reserves . When possible, LTC attempts to negotiate a purchase option to acquire the property at a future time and lease the property back to the borrower . Net Real Estate Assets : Gross real estate investment less accumulated depreciation . Net Real Estate Asset is commonly referred to as Net Book Value (“NBV”) . Non - cash Rental Income : Straight - line rental income and amortization of lease inducement . Non - cash Compensation Charges : Vesting expense relating to stock options and restricted stock . Normalized EBITDAR Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator’s contractual lease rent . Management fees are imputed at 5 % of revenues . Normalized EBITDARM Coverage : The trailing twelve month’s earnings from the operator financial statements adjusted for non - recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator’s contractual lease rent . Occupancy : The weighted average percentage of all beds and/or units that are occupied at a given time . The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time . Operator Financial Statements : Property level operator financial statements which are unaudited and have not been independently verified by us . Payor Source : LTC revenue by operator underlying payor source for the period presented . LTC is not a Medicaid or a Medicare recipient . Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage . Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us . Private Pay : Private pay includes private insurance, HMO, VA, and other payors . Purchase Price : Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date . An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets ; it is not a forced transaction (for example, a forced liquidation or distress sale) . Rental Income : Represents GAAP rent net of amortized lease inducement cost . Same Property Portfolio (“SPP”) : Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC’s leased property portfolio and the Prestige Healthcare mortgage loan portfolio . Our SPP is comprised of stabilized properties occupied and operated throughout the duration of the quarter - over - quarter comparison periods presented (excluding assets sold and assets held - for - sale) . Accordingly, a property must be occupied and stabilized for a minimum of 15 months to be included in our SPP . Skilled Nursing Properties (“SNF”) : Seniors housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals . Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub - acute care services which are paid either by the patient, the patient’s family, private health insurance, or through the federal Medicare or state Medicaid programs . Stabilized : Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e . g . 80 % for SNFs and 90 % for ALFs) and, as applicable, 12 months from the date of acquisition/lease transition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service, or properties acquired in lease - up . Under Development Properties (“UDP”) : Development projects to construct seniors housing properties . 28 GLOSSARY GLOSSARY